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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 11, 2006

                             China BAK Battery, Inc.
               (Exact Name of Registrant as Specified in Charter)

           Nevada                        000-49712                88-0442833
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)

          BAK Industrial Park                                      518119
   No. 1 BAK Street, Longgang District                            (Zip Code)
             Shenzhen
     Peoples Republic of China
(Address of Principal Executive Offices)

     Registrant's telephone number, including area code: (86-755) 8977-0093

                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.        Entry into a Material Definitive Agreement.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

         On January 11, 2006, one of our wholly-owned subsidiaries, Shenzhen BAK Battery Co., Ltd. ("Shenzhen BAK Battery"), executed a Loan Agreement (the "Loan Agreement") among Shenzhen Tongli Hi-tech Co., Ltd. ("Shenzhen Tongli Hi-tech"), Shenzhen Nanshan Branch of Guangdong Development Bank (the "Bank") and Shenzhen BAK Battery Co., Ltd., under which Shenzhen BAK Battery is jointly and severally liable for the loan from the Bank to Shenzhen Tongli Hi-tech, an unrelated party. The loan to Shenzhen Tongli Hi-tech is in the amount of US $618,000, bears interest at a fixed annual rate of 6.138% and matures on January 11, 2007.

         Events constituting a breach of the Loan Agreement by Shenzhen Tongli Hi-tech include: (a) failure to pay principal or interest when due; (b) prepayment of the loan without the prior consent of the Bank; (c) failure to use the loan in the stipulated manner; (d) failure to timely provide correct and complete financial reports and other required information; (e) without the prior consent of the Bank, revoke its business license or scope of business, or sell, rent and transfer its assets or provide a material guaranty to another party; and (f) failure to notify the Bank in writing of certain events including litigation or bankruptcy.

         In the event of a breach of the Loan Agreement, the Bank may, among other things, take any of the following actions against Shenzhen BAK Battery:
(a) declare all outstanding principal and accrued interest under the Loan Agreement immediately due and payable; (b) impose compound interest up to a maximum rate of 3.069 percent per annum on any principal or interest not paid when due including any principal and interest declared immediately due and payable; and (c) directly demand payment of any due but unpaid principal and interest or deduct the amount of any due but unpaid principal and interest from Shenzhen BAK Battery's bank account.

         On January 11, 2006, Shenzhen BAK Battery also entered into a Guaranty Contract with the Bank pursuant to which Shenzhen BAK Battery guaranteed the loan made to Shenzhen Tongli Hi-tech under the Loan Agreement for a period that extends until two years after the maturity date of the loan.

Item 1.02         Termination of a Material Definitive Agreement

         On January 11, 2006, Shenzhen BAK Battery repaid in full its loan from the Agricultural Bank of China in the outstanding principal amount of US$6,178,942 borrowed under the Loan Agreement dated July 29, 2005. Shenzhen BAK Battery did not incur any penalties in connection with the repayment of this loan. The Loan Agreement was terminated.

Item 9.01         Financial Statements and Exhibits

         (c) Exhibits

---------------  ---------------------------------------------------------------
Exhibit No.      Description of Exhibit
---------------  ---------------------------------------------------------------
10.1             Summary of Loan Agreement  dated January 11, 2006 by and among
                 Shenzhen Tongli Hi-tech Co., Ltd.,  Shenzhen Nanshan Branch of
                 Guangdong Development Bank and Shenzhen BAK Battery Co., Ltd.
--------------- ----------------------------------------------------------------
10.2             Summary of Guaranty  Contract  dated  January 11, 2006 between
                 Shenzhen  Nanshan  Branch of  Guangdong  Development  Bank and
                 Shenzhen BAK Battery Co., Ltd.
---------------  ---------------------------------------------------------------


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                      CHINA BAK BATTERY, INC.


         Date:  January 17, 2006                      By: /s/ Yongbin Han
                                                         -----------------------
                                                         Yongbin Han
                                                         Chief Financial Officer















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                                  EXHIBIT INDEX


---------------  ---------------------------------------------------------------
Exhibit No.      Description of Exhibit
---------------  ---------------------------------------------------------------
10.1             Summary of Loan Agreement  dated January 11, 2006 by and among
                 Shenzhen Tongli Hi-tech Co., Ltd.,  Shenzhen Nanshan Branch of
                 Guangdong Development Bank and Shenzhen BAK Battery Co., Ltd.
--------------- ----------------------------------------------------------------
10.2             Summary of Guaranty  Contract  dated  January 11, 2006 between
                 Shenzhen  Nanshan  Branch of  Guangdong  Development  Bank and
                 Shenzhen BAK Battery Co., Ltd.
---------------  ---------------------------------------------------------------